SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                     AMENDMENT NO. 1 TO CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  June 30, 1997



                           CAMDEN PROPERTY TRUST
             (Exact Name of Registrant as Specified in Charter)

      TEXAS                      1-12110                 76-6088377
 (State or Other             (Commission File        (I.R.S. Employer
 Jurisdiction of                 Number)           Identification Number)
  Incorporation
 or Organization)



         3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code:  (713) 964-3555



                               Not applicable
       (Former Name or Former Address, if Changed Since Last Report)

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      The undersigned registrant hereby amends Item 5 of its Current
Report on Form 8-K dated June 30, 1997 to read in its entirety as follows:

Item 5.   Other Events.

      Included as Exhibit 23.1 is the revised and updated Consent of Ernst & Young LLP dated July 15, 1997 (the "Updated Consent"), relating to certain matters that are more particularly described in the Updated Consent. The Updated Consent supersedes and replaces in its entirety the Consent of Ernst & Young LLP dated June 30, 1997.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

         (c) Exhibits.

             23.1 Consent of Ernst & Young LLP

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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 1997
                                   CAMDEN PROPERTY TRUST



                                   By: /s/ G. Steven Dawson
                                       ------------------------
                                       G. Steven Dawson
                                       Senior Vice President - Finance,
                                       Chief Financial Officer
                                       and Treasurer

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                            CAMDEN PROPERTY TRUST
                             INDEX TO EXHIBITS

EXHIBIT                                                           PAGE
-------                                                           ----
23.1           Consent of Ernst & Young LLP

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